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                                                                   EXHIBIT 10.63

[LETTER HEAD OF PLATINUM UNDERWRITERS REINSURANCE, INC.]

St. Paul Fire and Marine Insurance Company
Mountain Ridge Insurance Company
State Street Bank and Trust Company

                                                               December 12, 2002

         Reference is hereby made to the Revised and Amended Trust Agreements (the "Trust Agreements") dated as of November 1, 2002 and amended as of the date hereof by and among each of St. Paul Fire and Marine Insurance Company ("Fire and Marine") and Mountain Ridge Insurance Company ("Mountain Ridge", and together with Fire and Marine, the "Beneficiaries"), Platinum Underwriters Reinsurance, Inc. (the "Grantor") and State Street Bank and Trust Company (the "Trustee"). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Trust Agreements.

         By signature, subject to the conditions set forth below, Fire and Marine and Mountain Ridge each hereby consents to any acquisition of Qualifying Assets for cash pursuant to Section 4(b) of each of the Trust Agreements to which Fire and Marine and Mountain Ridge, respectively, are parties, provided that any substitution to be made by way of direct exchange of Qualifying Assets (i.e., instead of by way of a sale for cash, followed by a purchase of replacement Qualifying Assets for cash) pursuant to Section 4(c) shall be subject to the prior written approval by the Beneficiaries.

Term

         This Letter Agreement shall take effect as of the date hereof and shall continue for a period of one year. The Beneficiaries will have the option to renew this Letter Agreement annually for a period of one year upon written notice to the Grantor and the Trustee no later than one month prior to the expiration of its term.

Counterparts

         This Letter Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Governing Law

         This Letter Agreement shall be governed by, and construed in accordance with, the laws of the state of Maryland.

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                                         PLATINUM UNDERWRITERS
                                         REINSURANCE, INC.

                                         /s/ Michael D. Price
                                         ---------------------------
                                         Name: Michael D. Price
                                         Title: President

Accepted and Agreed to as of this twelfth day of December, 2002

ST. PAUL FIRE AND MARINE INSURANCE COMPANY

/s/ Thomas A. Bradley
-----------------------------
Name: Thomas A. Bradley
Title: Executive Vice President and
       Chief Financial Officer

MOUNTAIN RIDGE INSURANCE COMPANY

/s/ Thomas A. Bradley
-----------------------------
Name: Thomas A. Bradley
Title: Executive Vice President and
       Chief Financial Officer

STATE STREET BANK AND TRUST COMPANY

/s/ Craig Both
-----------------------------
Name: Craig Both
Title: Vice President

cc: Alliance Capital Management L.P.